UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

Select Income REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Select Income REIT.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 16, 2018, the Company’s shareholders voted on the election of William A. Lamkin as the Independent Trustee in Class III of the Board of Trustees for a three year term of office continuing until the Company’s 2021 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Lamkin received the following votes:

For	Withhold	Broker Non-Votes
45,961,174	22,557,335	13,728,603

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2018 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
57,568,901	10,559,785	389,823	13,728,603

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2018 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
80,818,293	1,311,012	117,807	—

The results reported above are final voting results.

Item 8.01.                Other Events.

On May 16, 2018, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 16, 2018, the Company awarded each of the Company’s Trustees 3,000 common shares of beneficial interest, $.01 par value, of the Company (the “Common Shares”) valued at $20.21 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Summary of Trustee Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Chief Financial Officer and Treasurer

Date:  May 17, 2018